UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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IVEDA SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

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IVEDA SOLUTIONS, INC.

Notice of Annual Meeting of Stockholders

to be held on November 3, 2023

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Iveda Solutions, Inc., a Nevada corporation (the “Company,” “Iveda Solutions,” “Iveda,” “we,” “our,” or “us”), will be held at the offices of the Company located at 1744 S Val Vista Suite 213, Mesa, Arizona 85204 on November 3, 2023, at 9:30 a.m. local time, for the following purposes:

1.	To elect four (4) members to the Company’s Board of Directors, each for a one (1) year term to serve until the next annual meeting or until their respective successors are duly elected or appointed and qualified;
2.	To ratify the appointment of BF Borgers CPA PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023;
3.	to recommend, on a non-binding advisory basis, the frequency of holding an advisory vote on executive compensation;
4.	To hold a non-binding advisory vote to approve the compensation of our named executive officers for fiscal 2022; and
5.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors recommends that you vote “FOR” the election of each of the four nominees set forth in Proposal 1 and “FOR” Proposals 2 and 3. The record date for the Annual Meeting is Wednesday, September 6, 2023. Only stockholders who owned Iveda’s common stock as of the close of business on September 6, 2023 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Your vote is important and all stockholders are cordially invited to attend the Annual Meeting and vote in person. Whether or not you expect to attend the Annual Meeting in person, you are urged to vote by proxy as soon as possible over the Internet as instructed in the Notice of Internet Availability of Proxy Materials or, if you receive paper copies of the proxy materials by mail, you can also vote by telephone or by mail by following the applicable instructions on the proxy card. If you attend the Annual Meeting, you may revoke the proxy and vote personally on all matters brought before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of Stockholders to Be Held on November 3, 2023:

The Proxy Statement and our Annual Report to Stockholders are available electronically at www.iveda.com/proxy.

By Order of the Board of Directors,

/s/ David Ly

David Ly
Chief Executive Officer and Chairman

September 15, 2023

Mesa, Arizona

IVEDA SOLUTIONS, INC.

1744 S Val Vista, Suite 213

Mesa, Arizona 85204

(408) 307-8700

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON November 3, 2023

INTRODUCTION

General

This Proxy Statement is being furnished to the stockholders of Iveda Solutions, Inc., a Nevada corporation (the “Company,” “Iveda Solutions,” “Iveda,” “we,” “our,” or “us”), in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors”) from holders of the Company’s common stock, $0.00001 par value to be voted at the Company’s 2022 Annual Meeting of Stockholders to be held at the offices of the Company, located at 1744 S Val Vista, Suite 213, Mesa, Arizona 85204 on November 3, 2023, at 9:30 a.m. local time (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked to (i) elect four (4) members to the Board of Directors, each for a one (1) year term to serve until the next annual meeting or until their respective successors are duly elected or appointed and qualified (Proposal 1); (ii) ratify the appointment of BF Borgers CPA PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023 (Proposal 2); and (iii) hold a non-binding advisory vote to approve the compensation of our named executive officers for fiscal 2023 (Proposal 3).

The complete mailing address of the Company is 1744 S Val Vista, Suite 213, Mesa, Arizona 85204.

These proxy solicitation materials were first released on or about September 15, 2023 to all stockholders entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on November 3, 2023.

These proxy materials, which include the notice of Annual Meeting, this Proxy Statement, and our 2022 Annual Report for the fiscal year ended December 31, 2022, are available at www.iveda.com/proxy.

Record Date; Stockholders Entitled to Vote

The Board of Directors has fixed the close of business on September 6, 2023 as the record date (the “Record Date”) for determining which stockholders are entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of common stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting.

Voting Securities; How to Vote

On the Record Date, there were 16,012,639 shares of common stock outstanding. Each stockholder voting at the Annual Meeting, either in person or by proxy, will be entitled to one vote for each share of common stock held (or deemed held on an as-converted basis) on all matters to be voted on at the Annual Meeting.

If, on September 6, 2023, your shares were registered directly in your name with our transfer agent, Equiniti Trust Co., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy over the Internet as instructed above or, if you receive paper copies of the proxy materials by mail, by using the accompanying proxy card or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the Internet as instructed in the Notice of Internet Availability of Proxy Materials or, if you receive paper copies of the proxy materials by mail, by filling out and returning the enclosed proxy card or by telephone as instructed on the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person.

If, on September 6, 2023, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

1

Quorum; Required Vote; Broker Non-Votes and Abstentions

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote at the Annual Meeting, or 8,006,320 shares of common stock voting on an as converted to common stock basis, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

Assuming the existence of a quorum, the four nominees receiving the most “for” votes of our shares present in person or by proxy at the Annual Meeting and entitled to vote will be elected directors. Nevada corporate law provides that directors are elected by a plurality of the votes cast by the stockholders who are entitled to vote and are present in person or represented by proxy at the meeting. In other words, the four nominees receiving the most votes, even if less than a majority of the shares cast, will be elected to the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

Stockholders are not entitled to cumulate votes in the election of directors. The affirmative vote of a majority of the votes cast will be required to ratify the appointment of BF Borgers CPA PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. The advisory vote on the frequency of an advisory vote on the compensation of our named executive officers and the compensation of our named executive officers for fiscal 2022 (“say-on-pay”) is non-binding, but the Board of Directors will consider the input of stockholders based on a majority of votes cast for the say-on-pay proposal.

Brokers, banks, or other nominees that hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of BF Borgers CPA PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the election of directors or the say-on-pay proposal in the absence of your specific instructions as to how to vote. For your vote to be counted in the election of directors or the say-on-pay proposal, you will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the Annual Meeting.

Abstentions and broker non-votes do not represent votes cast “for” or “against” a proposal and will have no effect on the election of directors, the say-on-pay proposal, or the proposal to ratify the appointment of BF Borgers CPA PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023, as each such proposal is determined by reference to the votes actually cast by the shares present in person or by proxy at the meeting and entitled to vote.

Voting of Proxies

The Board of Directors is soliciting the proxy for use at the Annual Meeting and any adjournments or postponements thereof. The proxy holders will not vote the proxy at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Annual Meeting, and not properly revoked by the stockholder in accordance with the instructions below, will be voted at the Annual Meeting or any adjournments or postponements thereof as directed in the proxy. If a signed proxy is received but no instructions are indicated, the shares will be voted as follows:

●	FOR the election of each of the seven nominees named in this Proxy Statement to the Company’s Board of Directors;
●	FOR the ratification of the appointment of BF Borgers CPA PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023;
●	FOR the approval of the frequency of a non-binding vote of compensation of our named executive officers for fiscal 2022
●	FOR the approval of the compensation of our named executive officers for fiscal 2022; and
●	At the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use as follows:

●	By filing with the Company’s corporate secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy;
●	By signing and dating a subsequent proxy relating to the same shares and delivering it to the Company’s corporate secretary before the Annual Meeting; or
●	By attending the Annual Meeting and voting in person.

Attendance at the Annual Meeting without taking one of the foregoing measures will not constitute a revocation of a proxy.

Any written notice revoking a proxy should be sent to Iveda, 1744 S Val Vista, Suite 213, Mesa, Arizona 85294, Attention: Secretary, or hand delivered to the corporate secretary at the Annual Meeting, at or before the taking of the vote.

Solicitation of Proxies

We will bear the cost of preparing, printing, and mailing this Proxy Statement and of the solicitation of proxies by the Board of Directors. Solicitation will be made by mail and, in addition, may be made by our directors, officers, and employees personally, or by telephone, facsimile, or e-mail. None of those persons will be compensated for soliciting proxies. We will request brokers, custodians, nominees, and other like parties to forward copies of proxy materials to the beneficial owners of the shares and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Annual Report and Other Matters

Our 2022 Annual Report, which was made available to stockholders with or preceding this Proxy Statement, contains financial and other information about the Company, but is not incorporated by reference into this Proxy Statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the “Audit Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

A stockholder also may obtain a copy of our Annual Report on Form 10-K at no charge, or a copy of exhibits thereto for a reasonable charge, by writing to Iveda, 1744 S Val Vista, Suite 213, Mesa, Arizona 85204.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

The Company’s Bylaws provide that the Company’s Board of Directors shall consist of not less than one and not more than 13 members, each of whom serves a one-year term until the next annual meeting or until their respective successor is duly elected or appointed and qualified. The number of directors currently is fixed at seven.

Unless otherwise instructed, the persons named in the proxy to vote the shares represented by each properly executed proxy will vote the proxies received by them for the election of the nominees named below. All of the nominees currently are directors of the Company. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

Information Regarding Nominees

The following table sets forth certain information about the director nominees

Name	Age	Occupation and Employment History
Joseph Farnsworth	64

Joseph Farnsworth has served as a director of our company since January 2010. Mr. Farnsworth is a partner and Board Director of Venture West Aviation and has served as President and as a director of Farnsworth Realty & Management Co., an Arizona-based privately held real estate company, and as a director of Farnsworth Development, a closely held real estate developer, since 1995. Mr. Farnsworth has also served as a director of The Farnsworth Companies since 2008. From 1990 to 1995, Mr. Farnsworth served as President of Alfred’s International, with operations in China and Korea. Prior to that, Mr. Farnsworth served as President of Farnsworth International, a real estate investment company based in Taipei, Taiwan from 1987 to 1991. Mr. Farnsworth holds a Bachelor of Science degree in Real Estate Finance from Brigham Young University and is a licensed real estate broker in Arizona. We believe Mr. Farnsworth’s experience leading companies with operations in Asia and his business and management skills provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

Alejandro Franco	69

Alejandro Franco has served as a director of our company since November 2011. Mr. Franco has also served as a consultant to our company since 2011, advising on business development and strategic partnership opportunities in Mexico. Mr. Franco is the founder and has served as President of Amextel, a telecommunications company in Mexico, since June 2003. Mr. Franco founded the Mexican American Business Council, a non-profit organization facilitating border relationships to increase business, support trade growth and investments, and has been the CEO since June 2015. Mr. Franco also founded and served as President of Bela Corp., a cloud technology and services company, from 1988 to 2000. Prior to that, Mr. Franco founded and served as President of TVM, Inc., a television and technology company in Mexico, from 1985 to 1988. Mr. Franco attended UNAM University, Mexico where he studied Economics. Mr. Franco also attended IBERO University, Mexico, where he studied Industrial Design. Mr. Franco holds a Master degree in Theology from the Oblate School of Theology in San Antonio, Texas. We believe Mr. Franco’s experience leading businesses with operations in Asia and Mexico, his experience as a consultant for our company, his extensive knowledge and understanding of the telecommunications and cloud technology industries, and his business and management skills provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

Robert D. Gillen	68	Robert D. Gillen has served as a director of our company since November 2011. Mr. Gillen founded and has served as President of the Law Offices of Robert D. Gillen, Ltd., a law firm located in Scottsdale, Arizona and Naperville, Illinois, which specializes in advising small- and medium-size businesses on domestic and international tax planning, since 1979. Mr. Gillen retired in October 2014. Mr. Gillen holds a Bachelor of Science degree in Business Administration from the University of Illinois and a J.D. from the Illinois Institute of Technology – Chicago Kent College of Law. Mr. Gillen also has extensive experience educating, CPAs, attorneys, and other financial and business professionals about asset protection and tax planning. We believe Mr. Gillen’s experience advising, clients operating the cellular industry, his experience leading a business involved in the lease and sale of cellular sites, his experience navigating international business and legal issues, and his prior board experience provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors

David Ly	47

David Ly founded our company and has served as our Chief Executive Officer and Chairman of the Board of Directors since October 2009. Mr. Ly also served as our President from October 2009 to February 2014. Mr. Ly served in Business-to-Business Sales for T-Mobile USA, a wireless network and communications company, from August 2002 to September 2003. From September 2001 to July 2002, Mr. Ly served as Market Manager of Door To Door Storage, a moving and portable storage company. Mr. Ly served as an Applications Engineer at Metricom, Inc., the first micro cellular data network, from November 1998 to August 2001. Mr. Ly holds a Bachelor of Science Degree in Civil Engineering with a minor in International Business from San Francisco State University. We believe Mr. Ly’s position as our Chief Executive Officer, his extensive knowledge and understanding of the video surveillance and AI industries, and his business and engineering expertise and management skills provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

There are no family relationships among any of our executive officers and directors.

Recommendation of the Board of Directors

The Board of Directors urges the stockholders to vote “FOR” each of Messrs. Farnsworth, Franco, Gillen, and Ly.

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CORPORATE GOVERNANCE

Terms of Directors and Executive Officers

The number of directors of the Company shall be not less than one nor more than thirteen. Each of our directors holds office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified, until his or her resignation, or until his or her office is otherwise vacated in accordance with our articles of incorporation.

Our officers are elected by and serve at the discretion of the board of directors.

Board of Directors and Board Committees

Our board of directors consists of four directors, three of whom are independent as such term is defined by the Nasdaq Capital Market. We have determined that Joseph Farnsworth, Alejandro Franco and Robert D. Gillen satisfy the “independence” requirements under NASDAQ Rule 5605.

Board Committees

We have established three committees under the board of directors: an audit committee, a compensation committee and a nomination and corporate governance committee, and adopted a charter for each of the three committees. Copies of our committee charters are posted on our corporate investor relations website.

Each committee’s members and functions are described below.

Audit Committee. Our audit committee consists of Joseph Farnsworth, Alejandro Franco and Robert D. Gillen. Mr. Farnsworth is the chair of our audit committee. The audit committee will oversee our accounting and financial reporting processes and the audits of the financial statements of our company. The audit committee is responsible for, among other things:

●	appointing the independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by the independent auditors;

●	reviewing with the independent auditors any audit problems or difficulties and management’s response;

●	discussing the annual audited financial statements with management and the independent auditors;

●	reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;

●	reviewing and approving all proposed related party transactions;

●	meeting separately and periodically with management and the independent auditors; and

●	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Compensation Committee. Our compensation committee consists of Joseph Farnsworth, Alejandro Franco and Robert D. Gillen. Mr. Farnsworth is the chair of our compensation committee. The compensation committee will be responsible for, among other things:

●	reviewing and approving, or recommending to the board for its approval, the compensation for our chief executive officer and other executive officers;

●	reviewing and recommending to the shareholders for determination with respect to the compensation of our directors;

●	reviewing periodically and approving any incentive compensation or equity plans, programs or similar arrangements; and

●	selecting compensation consultant, legal counsel or other adviser only after taking into consideration all factors relevant to that person’s independence from management.

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Nominations and Corporate Governance Committee.

Our Nominations and Corporate Governance committee consists of Joseph Farnsworth, Alejandro Franco and Robert D. Gillen. Mr. Gillen is the chair of our Nominations and Corporate Governance committee. The nominating and corporate governance committee is responsible for, among other things, (i) determining the qualifications, qualities and skills required to be a director of the Company and evaluating, selecting and approving nominees to serve as directors, (ii) periodically reviewing, assessing and making recommendations for changes to the Board of Directors and its committees and (iii) overseeing the process for evaluation of the Board of Directors. Pursuant to the nominating and corporate governance committee charter, the nominating and corporate governance committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the nominating and corporate governance committee. In addition, the nominating and corporate governance committee has unrestricted access to and assistance from our officers, employees and independent auditors and the authority to employ experts, consultants and professionals to assist with performance of their duties. The nominating and corporate governance committee is also responsible for establishing procedures regarding director nominees put forward by stockholders. The committee is also responsible for establishing procedures for shareholder communications with the Board of Directors.

Involvement in Certain Legal Proceedings

None of our directors or officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor has any been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Related Party Transactions,” our directors and officers have not been involved in any transactions with us or any of our affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics which is applicable to all of our directors, executive officers and employees. A copy of the code of business conduct and ethics will be posted on our corporate investor relations website prior to our listing on the Nasdaq Capital Market.

5

Director Compensation

Non-employee directors receive stock-based compensation for their service on our Board of Directors and are reimbursed for their cost of attending meetings. For the year ended December 31, 2022, Joseph Farnsworth received 15,000 options and Alejandro Franco and Robert Gillen received 11,250 options to purchase shares of our common stock as compensation for services during the year ended December 31, 2022. For the year ended December 31, 2021, Joseph Farnsworth received 9,375 options and Alejandro Franco and Robert Gillen received 6,250 options to purchase shares of our common stock as compensation for services during the year ended December 31, 2021. We do not pay additional compensation to our directors for their service, either as Chair or as a member, on the Audit Committee, Compensation Committee, or Nominations and Corporate Governance Committee.

Name	Fees Earned or paid in Cash $	Stock Awards $	2022 Options Awards $		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Joseph Farnsworth	-	-	$3,800	(1)	-	-	-	$3,800
Alejandro Franco	-	-	$2,825	(2)	-	-	-	$2,825
Robert Gillen	-	-	$2,825	(3)	-	-	-	$2,825

(1)	As of December 31, 2022, Mr. Farnsworth had outstanding options to purchase 118,125 shares of our common stock.

(2)	As of December 31, 2022, Mr. Franco had outstanding options to purchase 73,750 shares of our common stock.

(3)	As of December 31, 2022, Mr. Gillen had outstanding options to purchase 78,750 shares of our common stock.

Board Leadership Structure and Role in Risk Oversight

The Company’s Chief Executive Officer also serves as Chairman of the Board of Directors. The Board of Directors believes maintaining flexibility regarding whether to combine or separate the positions of Chairman and Chief Executive Officer permits it to select the most qualified candidate for the position of Chairman, including a member of management if the Board of Directors believes he or she will provide the most effective leadership for the Board of Directors. The Board of Directors believes that this leadership structure is advantageous because it allows the Company to speak on a unified and consistent basis to its various constituents, both internal and external, and fosters accountability and effective decision-making. The Company does not have a lead independent director.

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. The Board of Directors and each of its standing committees (Audit, Compensation, and Nominations and Corporate Governance) oversee the management of risks inherent in the operation of the Company’s business. The Board of Directors has delegated certain risk management responsibilities to the committees. The Board of Directors and the Audit Committee evaluate Company policies with respect to the Company’s liquidity risk, regulatory risk, operational risk, and enterprise risk through reviews, as needed, with management and other advisors. The Board of Directors and the Governance and Nominations Committee monitor the Company’s governance and succession risk through reviews, as needed, with management and outside advisors. The Compensation Committee reviews the impact of the Company’s compensation program and the associated incentives to determine whether they present a significant risk to the Company. The Board of Directors has concluded, based on its reviews and analysis of the Company’s compensation policies and procedures, that such policies and procedures are not reasonably likely to have a material adverse effect on the Company.

6

EXECUTIVE OFFICERS

Executive Officers

Set forth below is information concerning our executive officers and other key employees.

Name	Age	Position
David Ly	47	Chief Executive Officer and Chairman of the Board of Directors

Chi Kuang Sid Sung	61	President

Robert J. Brilon	63	Chief Financial Officer and Corporate Secretary, Treasurer

Gregory Omi	60	Chief Technology Officer

David Ly founded our company and has served as our Chief Executive Officer and Chairman of the Board of Directors since October 2009. Mr. Ly also served as our President from October 2009 to February 2014. Mr. Ly served in Business-to-Business Sales for T-Mobile USA, a wireless network and communications company, from August 2002 to September 2003. From September 2001 to July 2002, Mr. Ly served as Market Manager of Door To Door Storage, a moving and portable storage company. Mr. Ly served as an Applications Engineer at Metricom, Inc., the first micro cellular data network, from November 1998 to August 2001. Mr. Ly holds a Bachelor of Science Degree in Civil Engineering with a minor in International Business from San Francisco State University. We believe Mr. Ly’s position as our Chief Executive Officer, his extensive knowledge and understanding of the video surveillance and AI industries, and his business and engineering expertise and management skills provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

Sid Sung has served as our President since January 2020. Mr. Sung was President from July 2017 to December 2019 and a director from March 2015 to December 2019 of People Power Company, an IoT platform solutions provider. He served as Board Advisor and IoT Consultant from February 2014 to December 2019 at CVS Capital, a venture capital company focusing on IT & semiconductor field and Twoway Communications, a CATV and fiber communications equipment provider, and Xingtera, a home networking semiconductor and IoT solution provider. Mr. Sung was the Cofounder and Chief Operating Officer at Connected IO, a machine-to-machine product and solution provider for telcos, from October 2013 to October 2017. He was also Vice President from May 2011 to January 2014 at Lite ON Technology, an OEM/ODM contract manufacturer. Mr. Sung served as General Manager at SMC Networks, a leading cable gateway and home security solutions provider, from August 2007 to July 2010 and as Vice President at Accton Technology, a global provider of networking and communications solution, from March 2006 to August 2007. Mr. Sung was the founder and CEO of Alpha Telecom, a next generation CPE provider, from September 1994 to March 2006. Mr. Sung holds a master’s degree in Electrical Engineering at the University of Alabama Huntsville and a Bachelor of Science Degree in Atmospheric Science at National Taiwan University.

Robert J. Brilon has served as our Chief Financial Officer since December 2013. He was also our President from February 2014 to July 2018 and Treasurer from December 2013 to July 2018 and was appointed Treasurer again on December 15, 2021. Mr. Brilon served as our Executive Vice President of Business Development from December 2013 to February 2014 and as our interim Chief Financial Officer and Treasurer from December 2008 to August 2010. Mr. Brilon joined New Gen Management Services, Inc. in July 2017 as the CFO (subsequently becoming President and CFO of New Gen in July 2018). Mr. Brilon was the President, Chief Financial Officer, Corporate Secretary, and Director of both Vext Science, Inc and New Gen until he resigned in February 2020. Mr. Brilon served as Chief Financial Officer and Executive Vice President of Business Development of Brain State Technologies, a brainwave optimization software licensing and hardware company, from August 2010 to November 2013. From January 2010 to August 2010, Mr. Brilon served as Chief Financial Officer of MD Helicopters, a manufacturer of commercial and light military helicopters. Mr. Brilon also served as Chief Executive Officer, President, and Chief Financial Officer of InPlay Technologies (NASDAQ: NPLA), formerly, Duraswitch (NASDAQ: DSWT), a company that licensed patented electronic switch technology and manufactured digital pen technology, from November 1998 to June 2007. Mr. Brilon served as Chief Financial Officer of Gietz Master Builders from 1997 to 1998, Corporate Controller of Rental Service Corp. (NYSE: RRR) from 1995 to 1996, Chief Financial Officer and Vice President of Operations of DataHand Systems, Inc. from 1993 to 1995, and Chief Financial Officer of Go-Video (AMEX:VCR) from 1986 to 1993. Mr. Brilon is a certified public accountant and practiced with several leading accounting firms, including McGladrey Pullen, Ernst and Young and Deloitte and Touche. Mr. Brilon holds a Bachelor of Science degree in Business Administration from the University of Iowa.

Gregory Omi has served is our new Chief Technology Officer since May 2021. Prior, Mr. Omi served as director of our company from October 2009 to November 2016. Mr. Omi served as a senior programmer for Zynga, an online and mobile social gaming company, from November 2009 to March 2014 and then again briefly in 2016 and 2019 as architect. Mr. Omi served as senior engineer at Tesla, an electric vehicle manufacturer, from October 2016 to October 2017. Prior to that, Mr. Omi served as a programmer for Monkey Gods, LLC, a video game developer, from January 2009 to November 2009. Mr. Omi also served as Senior Programmer for Flektor, Inc., a developer of online audio and video editing tools, from October 2006 to January 2009. From October 1996 to June 2006, Mr. Omi served as a Senior Programmer for Naughty Dog, a computer game developer. Prior to that, Mr. Omi served in programming roles for 3DO from 1992 to 1996, TekMagic in 1992, Epyx from 1986 to 1992, Atari in 1991, Nexa from 1982 to 1983 and 1985 to 1986, and HES in 1983. Mr. Omi attended DeVry Institute in Phoenix, Arizona from 1979 to 1980 where he studied industrial electronics engineering.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table and accompanying footnotes set forth as of the date of this proxy, certain information regarding the beneficial ownership of shares of our common stock by: (i) each person who is known by us to own beneficially more than 5% of such stock; (ii) each member of our Board of Directors, and each of our named executive officers and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, all Common Stock is owned directly, and the beneficial owners listed in the table below possess sole voting and investment power with respect to the stock indicated, and the address for each beneficial owner is c/o Iveda Solutions, Inc., 1744 S. Val Vista Drive, Suite 213, Mesa, Arizona 85204. The applicable percentage ownership is based on 16,041,265 shares of our common stock outstanding as of the record date, excluding shares held by the Company as treasury stock, issued and outstanding as of the date of this prospectus. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we consider all shares of unvested restricted stock to be outstanding because the holders of unvested restricted stock have the right to vote such stock.

Name of Beneficial Owner	Common Shares	% of Common Shares
Directors and Officers

David Ly (1)	676,898	4.2%
Sid Sung (2)	55,000	0.3%
Robert J. Brilon (3)	270,499	1.7%

Gregory Omi (4)	181,732	1.1%
Joseph Farnsworth (5)	225,067	1.4%
Alejandro Franco (6)	105,000	0.7%
Robert D. Gillen (7)	241,393	1,5%

All Directors and Officers	1,755,588	10.40%

5% Stockholders
None.

(1)	Includes options to purchase 188,750 shares of common stock, which are exercisable within 60 days of the record date.

(2)	Consists of (a) options to purchase 55,000 shares of common stock, which are exercisable within 60 days of the record date.

(3)	Includes options to purchase 108,750 shares of common stock, which are exercisable within 60 days of the record date.

(4)	Includes options to purchase 68,750 shares of common stock, which are exercisable within 60 days of the record date.

(5)	Consists of (a) options to purchase 118,125 shares of common stock, which are exercisable within 60 days of the record date, and b) 19,925 shares of common stock held by Farnsworth Realty, an entity owned by Mr. Farnsworth.

(6)	Consists of (a) options to purchase 73,750 shares of common stock, which are exercisable within 60 days of the record date, and (b) 31,250 shares of common stock held by Amextel S.A. De C.V. an entity owned by Mr. Franco.

(7)	Consists (a) options to purchase 78,750 shares of common stock, which are exercisable within 60 days of the record date, and (b) 162,643 shares of common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. The Company’s directors, officers, and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2014 and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year was a director, executive officers, or 10% stockholder timely complied with all Section 16(a) filing requirements during the year ended December 31, 2022.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the years ended December 31, 2022, 2021 and 2020, earned by or paid to our chief executive officer and principal executive officer, our principal financial officer, and our other most highly compensated executive officers whose total compensation exceeded US$100,000 (the “named executive officers”).

Name and Principal Position	Year	Salary (1)	Warrants Awards (2)	Option Awards (3)	All Other Compensation (4)	Total
David Ly,	2022	$190,000		$13,725	$11,968	$215,693
Chairman and Chief Executive Officer	2021	$190,000		$211,500	$11,968	$413,468
	2020	$190,000		$175,000	$11,968	$376,968

Sid Sung,	2022	$150,000		$2,825		$152,825
President	2021	$150,000		$150,500		$300,500
	2020	$150,000		$25,000		$175,000

Robert J. Brilon	2022	$180,000		$11,350		$191,350
Chief Financial Officer and Treasurer	2021	$180,000		$141,000		$321,000
	2020	$180,000		$50,000		$230,000

Luz A. Berg, Chief Operating Officer(5)	2022	$165,000		$8,100		$173,100
Former Chief Marketing Officer and Corporate Secretary	2021	$165,000		$141,000		$306,000
	2020	$165,000		$175,000		$340,000

Gregory Omi,	2022	-		$2,825		$2,825
Chief Technology Officer	2021			$219,000		$219,000
	2020					$0

(1)	The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year.

(2)	The amounts in this column reflect the aggregate probable grant date fair value of warrants awards to our named executive officers during the fiscal year calculated in accordance with FASB ASC Topic 718, Stock Compensation. The amounts reported in this column do not correspond to the actual economic value that may be received by our named executive officers from their option awards.

(3)	The amounts in this column reflect the aggregate probable grant date fair value of option awards to our named executive officers during the fiscal year calculated in accordance with FASB ASC Topic 718, Stock Compensation. The amounts reported in this column do not correspond to the actual economic value that may be received by our named executive officers from their option awards.

(4)	The amounts in this column reflect the amount of perquisites related to a vehicle allowance.

(5)	Resigned as of December 31, 2022.

Employments Agreements – The company has no employment agreements with any of its executive officers.

Outstanding Equity Awards as of December 31, 2022

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2022.

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Outstanding Equity Awards at Fiscal Year Ended December 31, 2022

Name and Principal Position	Grant Date	Number of Securities Underlying Unexercised Options/Warrants (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

David Ly Chairman and Chief Executive Officer	12/31/2013	6,250	(1)	-	-	$14.00	12/31/2023
	12/31/2014	6,250	(1)	-	-	$9.20	12/31/2024
	2/25/2015	12,500	(1)	-	-	$6.16	2/25/2025
	12/11/2015	25,000	(1)	-	-	$5.76	12/11/2025
	12/15/2020	87,500	(1)	-	-	$2.96	12/15/2030
	12/30/2021	18,750	(1)	-	-	$16.24	12/31/2031
	6/15/2022	12,500	(1)			$1.42	6/15/2032
	10/03/2022	5,000	(1)	-	-	$0.75	10/03/2032
	12/01/2022	15,000	(1)	-	-	$0.54	12/01/2032

Robert J. Brilon	12/1/2013	37,500	(1)	-	-	$8.00	12/1/2023
Chief Financial Officer	12/8/2014	12,500	(1)	-	-	$8.00	12/8/2024
	5/2/2014	12,500	(1)	-	-	$8.00	5/2/2024
	12/31/2014	6,250	(1)	-	-	$9.20	12/31/2024
	12/30/2021	12,500	(1)	-	-	$16.24	12/31/2031
	6/15/2022	12,500	(1)			$1.42	6/15/2032

	10/03/2022	5,000	(1)	-	-	$0.75	10/03/2032
	12/01/2022	12,500	(1)	-	-	$0.54	12/01/2032

Sid Sung President	12/20/2019	12,500	(1)	-	-	$2.24	12/20/2029
	12/15/2020	12,500	(1)	-	-	$2.96	12/15/2030
	12/30/2021	12,500	(1)	-	-	$16.24	12/30/2031
	10/03/2022	5,000	(1)	-	-	$0.75	10/03/2032
	12/01/2022	6,250	(1)	-	-	$0.54	12/01/2032

Gregory Omi Chief Technology Officer	12/31/2013	6,250	(1)	-	-	$14.00	12/31/2023
	12/31/2014	6,250	(1)	-	-	$9.20	12/31/2024
	02/25/2015	2,500	(1)	-	-	$6.16	02/25/2025
	12/11/2015	6,250	(1)	-	-	$5.76	12/11/2025
	01/05/2016	2,500	(1)	-	-	$5.20	01/05/2026
	12/29/2016	2,500	(1)	-	-	$2.08	12/29/2026
	05/10/2021	18,750	(1)	-	-	$6.00	5/10/2031
	12/30/2021	12,500	(1)	-	-	$16.24	12/30/2031
	10/03/2022	5,000	(1)	-	-	$0.75	10/03/2032
	12/01/2022	6,250	(1)	-	-	$0.54	12/01/2032

(1)	The options became fully vested on the date of grant.

Equity Compensation Plans

On October 15, 2009, we adopted the 2009 Stock Option Plan (the “2009 Option Plan”), with an aggregate number of 187,500 shares of common stock issuable under the plan. The purpose of the 2009 Option Plan was to assume options that were already issued in the 2006 and 2008 Option plans under Iveda Corporation after the merger with Charmed Homes.

On January 18, 2010, we adopted the 2010 Stock Option Plan (the “2010 Option Plan”), which allows the Board to grant options to purchase up to 125,000 shares of common stock to directors, officers, key employees, and service providers of our company. In 2011, the 2010 Option Plan was amended to increase the number of shares issuable under the 2010 Option Plan to 375,000 shares. In 2012, 2010 Option Plan was again amended to increase the number of shares issuable under the 2010 Option Plan to 1,625,000 shares. The shares issuable pursuant to the 2010 Option Plan are registered with the SEC under Forms S-8 filed on February 4, 2010 (No. 333- 164691), June 24, 2011 (No. 333-175143), and December 4, 2013 (No. 333-192655). The 2010 Option Plan expired on January 18, 2020. As of December 31, 2021, 464,063 options were outstanding under the 2010 Option Plan.

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On December 15, 2020, we adopted the Iveda Solutions, Inc. 2020 Plan (the “2020 Plan”). The 2020 Plan has a maximum of 1,250,000 shares authorized with similar terms and conditions to the 2010 Option Plan. As of December 31, 2021, 429,375 options were outstanding under the 2020 Option Plan.

Stock options may be granted as either incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or as options not qualified under Section 422 of the Code. All options are issued with an exercise price at or above the fair market value of the common stock on the date of the grant as determined by our Board of Directors. Incentive stock option plan awards of restricted stock are intended to qualify as deductible performance-based compensation under Section 162(m) of the Code. Incentive Stock Option awards of unrestricted stock are not designed to be deductible to us under Section 162(m). Under the plans, stock options will terminate on the tenth anniversary date of the grant or earlier if provided in the grant.

We have also granted non-qualified stock options to employees and contractors. All non-qualified options are generally issued with an exercise price no less than the fair value of the common stock on the date of the grant as determined by our Board of Directors. Options may be exercised up to ten years following the date of the grant, with vesting schedules determined by us upon grant. Vesting schedules vary by grant, with some fully vesting immediately upon grant to others that ratably vest over a period of time up to four years. Standard vested options may be exercised up to three months following date of termination of the relationship unless alternate terms are specified at grant. The fair values of options are determined using the Black-Scholes option-pricing model. The estimated fair value of options is recognized as expense on the straight-line basis over the options’ vesting periods. At December 31, 2022, we had approximately $94,000 unrecognized stock- based compensation.

We have periodically issued warrants to purchase shares of our common stock as equity compensation to officers, directors, employees, and consultants. As of December 31, 2022, warrants to purchase 6,233,660 shares of our common stock were outstanding, The majority of these warrants 5,604,974 were in conjunction with the public stock offerings during 2022. The remaining 628,686 were issued for services or incentive for the purchase of convertible debentures or common stock subscription. Terms of these warrants are comparable to the terms of the outstanding options.

Option and Warrant Exercises

There were no exercises of stock options by any of our named executive officers during the last fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS SECTION

Other than equity and other compensation, termination, change in control and other similar arrangements, which are described under “Executive and Director Compensation.”, since January 1, 2020 there are no transactions to which we were a party in which (i) the amount involved exceeded or will exceed the lesser of $120,000 of one percent (1%) of our average total assets at year-end for the last two completed fiscal years and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, had or will have a direct or indirect material interest.

AUDIT COMMITTEE REPORT

The Audit Committee was formed in February 2010 and oversees the Company’s financial reporting process and compliance with the Sarbanes-Oxley Act of 2002 on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Regarding the Company’s fiscal year ending on December 31, 2022, with respect to the Company’s audited financial statements, management of the Company represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed those financial statements with management. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

The Audit Committee received the written disclosures from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence. Discussions With Audit Committees), as modified or supplemented, and discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2022, be included in the Company’s Annual Report on Form 10-K for that fiscal year.

This report has been furnished by the Audit Committee of our Board of Directors.

Joseph Farnsworth (Chairman)
Robert D. Gillen
Alejandro Franco

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF COMPANY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has appointed BF Borgers CPA PC (“Borgers”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. Borgers will audit the Company’s consolidated financial statements for the 2023 fiscal year and perform other services. While stockholder ratification is not required by the Company’s Bylaws or otherwise, the Board of Directors is submitting the selection of Borgers to the stockholders for ratification as a good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Borgers. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accountant or auditor at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. A vote of the majority of shares represented at the meeting and entitled to vote thereat is required to approve this proposal.

Attendance at Annual Meeting

A representative of Borgers is not expected to be presented at the Annual Meeting.

Fees Billed to the Company in fiscal years 2022 and 2021

The Company paid or accrued the following fees in each of the prior two fiscal years to its independent auditor, Borgers:

We paid or accrued $119,000 and $100,000, during the year ended December 31, 2022 and 2021, respectively.

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC.

Audit Committee Pre-Approval Policies

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountant, Borgers. In accordance with this policy, each type of audit, audit-related, tax, and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by Borgers described above were approved by the Audit Committee pursuant to our Audit Committee’s pre-approval policy.

Our principal accountants, Borgers, did not engage any other persons or firms other than their respective full-time, permanent employees.

Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Borgers to audit the Company’s books and accounts for the fiscal year ending December 31, 2023.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Borgers as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.

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PROPOSAL 3

NON-BINDING ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder, we are required, at least once every six years, to afford our stockholders the opportunity to cast an advisory vote on how often our stockholders shall have a non-binding advisory vote on the compensation of the named executive officers, such as Proposal 4 below. Accordingly, we are asking our stockholders to vote on whether future non-binding advisory votes on the named executive officers’ compensation should occur every year, every two years, or every three years. In lieu of voting for one of these options, stockholders may also abstain from voting.

After careful consideration, the Board of Directors believes it is appropriate for executive compensation to be submitted to an advisory vote of stockholders on a triennial basis. A triennial advisory vote on the compensation of our named executive officers will allow us to obtain our stockholders’ views with respect to the compensation of our named executive officers and our executive compensation program and practices on a consistent basis. Further, it is consistent with the Company’s commitment to engage in regular dialogue with our stockholders on corporate governance matters, including our executive compensation philosophy, policies and programs.

For the reasons discussed above, the Board of Directors recommends that future non-binding advisory votes on executive compensation be conducted every third year. While the Board of Directors recommends that future non-binding advisory votes on executive compensation be conducted every third year, stockholders are not voting to approve or disapprove the Board’s recommendation. Rather, stockholders are being asked to vote on the following resolution:

“RESOLVED, that the stockholders of Iveda Solutions, Inc. determine, on a non-binding advisory basis, that the frequency with which the stockholders should have an advisory vote on executive compensation set forth in the Company’s Proxy Statement for its annual meeting of stockholders, commencing with the 2024 Annual Meeting of Stockholders, is (i) every year, (ii) every two years, or (iii) every three years.”

Stockholders may choose among the three choices included in the resolution above, or may abstain from voting on this proposal.

While this advisory vote is required by Section 14A of the Exchange Act, the voting result is not binding on our Board of Directors and may not be construed as overruling any decision by the Board of Directors. However, the Board of Directors and the Compensation and Stock Option Committee value the views of our stockholders and will review and give serious consideration to the outcome of the vote when making the determination as to the frequency of future say-on-pay votes. It is expected that the next stockholder advisory vote as to the frequency of presenting “say-on-pay” advisory votes will occur at the 2028 annual meeting of stockholders.

Required Vote

Approval of this resolution requires that one of the three frequency choices receive a majority of the votes cast by the holders of record, present in person or represented by proxy at the Annual Meeting and entitled to vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote for a frequency of every THIRD YEAR for future non-binding advisory votes on the compensation of the Company’s named executive officers.

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PROPOSAL 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

Compensation of Named Executive Officers

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers (which consist of our principal executive officer and our two other most highly compensated executive officers) as such compensation is described in the “Executive Compensation” section of this Proxy Statement. The Company seeks to maintain a compensation program that emphasizes performance-based compensation in order to support the Company’s business goals, promote short- and long-term growth, and attract, retain, and motivate key talent. Because the Company believes that executive compensation should be tied to the profitability of the Company, and because the Company has recognized cash flow shortages, our compensation policies seek to pay below market cash salaries and focus instead on awarding equity. The Company believes that the base salary compensation of its named executive officers is below market.

Recommendation of the Board of Directors

The following resolution is submitted for a stockholder vote at the meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the “Executive Compensation” section of this Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on our Company, our Compensation Committee, or our Board of Directors. Although non-binding, the vote will provide information to our Compensation Committee and our Board of Directors regarding investor sentiment about our executive compensation philosophy, policies, and practices, which our Compensation Committee and our Board of Directors will be able to consider when determining executive compensation for the years to come.

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Company’s named executive officers, as disclosed in the “Executive Compensation” section of this Proxy Statement.

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DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Deadline for the Submission of Stockholder Proposals for Inclusion in our Proxy Statement for Our 2023 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Company’s 2023 proxy statement. Any such proposal must be submitted in writing by notice delivered to the Secretary of our company not later than 120 days before the anniversary of the prior year’s proxy statement (by May 15, 2024), unless the date of our 2023 Annual Meeting of Stockholders is changed by more than 30 days from November 3, 2024, in which case, the proposal must be received a reasonable time before we begin to print and mail proxy materials.

Deadline and Procedures for Stockholder Notice of Nomination of Director Candidates and for Other Proposals

Stockholders may also wish to nominate persons for election as a director or to introduce an item of other business for consideration at our 2023 Annual Meeting of Stockholders, but to not include such nominee or other business in our proxy statement (outside of the process described in Rule 14a-8 under the Exchange Act). To be timely, the proposal must be submitted no later than 45 days before the anniversary of the prior year’s proxy statement (by August 1, 2024), unless the date of our 2023 Annual Meeting of Stockholders is changed by more than 30 days from November 3, 2024, in which case, the proposal must be received a reasonable time before we begin to print and mail proxy materials.

FORM 10-K

We will provide, without charge, to each stockholder as of the record date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to Iveda Solutions Inc., 1744 S Val Vista Suite 213, Mesa, Arizona 85204, Attention: Corporate Secretary.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy statement and annual report and would like to participate in our householding program, please contact Equiniti Trust Co. by calling 800-468-9716, or email to shareowneronline.com. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our proxy statement and annual report, please contact Equiniti Trust Co. as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other holder of record to request information about householding.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any business other than the proposals discussed above that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

September 15, 2023

Mesa, Arizona

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